UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2023

Republic Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 627-2700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	RSG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Item 8.01 Other Events.	3
Item 9.01 Financial Statements and Exhibits.	3

SIGNATURES	4
EX-1.1
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-5.1
EX-23.1
EX-104

Item 8.01	OTHER EVENTS.

On December 7, 2023, Republic Services, Inc. (the “Company”) agreed to sell $350 million aggregate principal amount of its 4.875% notes due 2029 (the “New 2029 Notes”) and $650,000,000 aggregate principal amount of its 5.000% notes due 2033 (the “2033 Notes” and, together with the New 2029 Notes, the “Notes”), pursuant to the Underwriting Agreement, dated December 7, 2023 (the “Underwriting Agreement”), among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule A of the Underwriting Agreement. The offering is expected to close on or about December 12, 2023, subject to customary closing conditions.

The New 2029 Notes represent a further issuance of the Company’s 4.875% notes due 2029 issued in an aggregate principal amount of $400,000,000 on March 28, 2023 (the “Existing 2029 Notes” and, together with the New 2029 Notes, the “2029 Notes”). The New 2029 Notes will have identical terms as the Existing 2029 Notes (except the issue date and offering price) and will be treated as a single class with the Existing 2029 Notes. The New 2029 Notes will be issued pursuant to that certain Indenture, dated as of November 25, 2009 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by the Thirteenth Supplemental Indenture, dated as of March 28, 2023, between the Company and the Trustee.

The 2033 Notes will be issued pursuant to the Base Indenture, as supplemented by the Fourteenth Supplemental Indenture, to be dated on or about December 12, 2023, between the Company and the Trustee (the “Fourteenth Supplemental Indenture”).

The offer and sale of the Notes was registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (No. 333-266553).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The form of Fourteenth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K. The form of 2033 Notes is filed as Exhibit 4.2 to this Current Report on Form 8-K. The form of the Thirteenth Supplemental Indenture and of the 2029 Notes were filed as Exhibit 4.1 and 4.2 to the Company’s Current Report on Form 8-K filed March 23, 2023. In connection with the issuance of the Notes, the opinion of Covington & Burling LLP with respect to the validity of the Notes is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 7, 2023, among Republic Services, Inc. and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein

4.1	Form of Fourteenth Supplemental Indenture to the Indenture between Republic Services, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee

4.2	Form of 5.000% Notes due 2033 (included as Exhibit A-2 to Exhibit 4.1)

4.3	Form of Thirteenth Supplemental Indenture to the Indenture between Republic Services, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K dated March 21, 2023)

4.4	Form of 4.875% Notes due 2029 (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K dated March 21, 2023)

5.1	Opinion of Covington & Burling LLP, as to the validity of the Notes

23.1	Consent of Covington & Burling LLP (contained in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC SERVICES, INC.

Date: December 11, 2023	By:	/s/ Brian A. Goebel
Brian A. Goebel
Vice President and Chief Accounting Officer

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